UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2003

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-49602	77-0118518

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 BERING DRIVE SAN JOSE, CALIFORNIA	95131

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (408) 434-0110

Item 12. Results of Operations and Financial Conditions

     The Company is furnishing this Report on Form 8-K in connection with the disclosure of textual information, in the form of a press release released on April 24, 2003.

     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

     The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

     The text included with this Report is available on our website located at www.synaptics.com, although we reserve the right to discontinue that availability at any time.

Exhibit 99.1     Press Release dated April 24, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

(Registrant)

Date: April 24, 2003	By:	/s/ Russ J. Knittel

	Name:	Russ J. Knittel
	Title:	Senior Vice President, Chief Financial Officer, Chief Administrative Officer, Secretary, and Treasurer